UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of Earliest Event Reported): April 15, 2004


                               COURIER CORPORATION
                               -------------------
             (Exact name of registrant as specified in its charter)

                                  Massachusetts
                                  -------------
         (State or other jurisdiction of incorporation or organization)

                         Commission File Number: 0-7597

                 IRS Employer Identification Number: 04-2502514

         15 Wellman Avenue, North Chelmsford, MA                   01863
         ---------------------------------------                   -----
         (Address of principal executive offices)                (Zip Code)

                                 (978) 251-6000
                                 --------------
              (Registrant's telephone number, including area code)

                                    No Change
                                    ---------
              (Former name, former address and former fiscal year,
                          if changed since last report)


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Item 7.  Exhibits
-----------------

Exhibit No.                Description
-----------                -----------

99.1                       Text of press release dated April 15, 2004


Item 12.  Results of Operations and Financial Condition
-------------------------------------------------------

The following information, including the Exhibit attached hereto, shall not be deemed "filed" for any purpose under the Securities Act of 1933 or the Securities Exchange Act of 1934.

On April 15, 2004, Courier Corporation issued a press release reporting financial results for the quarter ending March 27, 2004. A copy of the press release is furnished as Exhibit 99.1.








                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  COURIER CORPORATION


                                  By:  /s/  Robert P. Story, Jr.
                                       -------------------------
                                           Robert P. Story, Jr.
                                           Senior Vice President and
                                           Chief Financial Officer
Date:    April 15, 2004

                                  EXHIBIT INDEX


Exhibit No.                Description
-----------                -----------

99.1                       Text of press release dated April 15, 2004